UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

BridgeBio Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38959	84-1850815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3160 Porter Dr., Suite 250
Palo Alto, CA	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 391-9740

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following approval by the Board of Directors (the “Board”) of BridgeBio Pharma, Inc. (the “Company”), Thomas Trimarchi was appointed as the Company’s President and Chief Operating Officer, and Neil Kumar, Ph.D. stepped down as President, in each case, effective as of July 23, 2024. Mr. Trimarchi was appointed to serve as President and Chief Operating Officer until his successor is duly elected and qualified, or until his earlier death, resignation, retirement, removal or termination of office. Dr. Kumar will continue to serve and perform his duties as a director and the Company’s Chief Executive Officer.

Dr. Trimarchi, age 39, prior to this appointment, served as the Company’s Chief Product Officer from April 2018 to July 2024. He has also served on the board of directors of the Company’s affiliate ML Bio Solutions, Inc. since November 2021. Prior to joining the Company, Dr. Trimarchi worked in corporate strategy at Regeneron Pharmaceuticals, Inc. from 2017 to 2018, prior to that he was an equity analyst in the Global Investment Research division at Goldman Sachs from 2015 to 2017. Dr. Trimarchi earned his B.S. in Biology from the University of Vermont in 2007, and his Ph.D. in Molecular Oncology and Immunology, Cell and Molecular Biology from New York University in 2014.

There are no arrangements or understandings between Mr. Trimarchi and any other persons in connection with his appointment as President and Chief Operating Officer. He has no family relationships with any of the Company’s directors or executive officers, and he is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On July 23, 2024, the Company issued a press release announcing Mr. Trimarchi’s appointment as President and Chief Operating Officer. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated July 23, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEBIO PHARMA, INC.

Date: July 23, 2024	By:	/s/ Brian C. Stephenson
Name: Brian C. Stephenson
Title: Chief Financial Officer